Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Emerging Markets Local Currency Bond ETF

(the “Fund”)

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information

Dated March 1, 2024

April 12, 2024

Anthony Beevers, portfolio manager to the Fund, has relocated to Singapore to become an employee of First Trust Portfolios Asia Pte. Ltd. (“FTP Asia”). FTP Asia and First Trust Global Portfolios Limited (“FTGP”) are in the process of entering into a memorandum of understanding (the “MOU”) pursuant to which certain investment professionals from FTP Asia may render portfolio management, research, trading and related services to U.S. clients of FTGP, including the Fund, as associated persons of FTGP.

During the period before the MOU is executed, Mr. Beevers may, at times, serve in a research and/or advisory role to the Fund versus a portfolio management role. Mr. Beevers is expected to return to his full duties with respect to the portfolio in the second quarter of 2024 through the MOU. Derek Fulton and Leonardo Da Costa, also portfolio managers of the Fund, will continue to serve as portfolio managers, and will have primarily responsible for the day-to-day management of the Fund’s portfolio during this period. The Fund does not expect any changes to its investment process or strategies during this period.

Please Keep this Supplement for Future Reference